                                                                   EXHIBIT 10.29

                               SIXTH AMENDMENT TO
                              AMENDED AND RESTATED
          REVOLVING CREDIT AND TERM LOAN AGREEMENT AND LIMITED CONSENT

      Sixth Amendment to the Amended and Restated Revolving Credit and Term Loan Agreement and Limited Consent, dated as of December 19, 2003 (the "Sixth Amendment"), by and among THE HOLMES GROUP, INC. (FORMERLY KNOWN AS HOLMES PRODUCTS CORP.), a Massachusetts corporation (the "Company"), THE RIVAL COMPANY, a Delaware corporation ("Rival"), HOLMES PRODUCTS (FAR EAST) LIMITED, an entity organized under the laws of the Bahamas ("Far East"), ESTEEM INDUSTRIES LIMITED, an entity organized under the laws of Hong Kong ("Esteem"), RAIDER MOTOR CORPORATION, an entity organized under the laws of the Bahamas ("Raider"), HOLMES PRODUCTS (EUROPE) LIMITED, an entity organized under the laws of the United Kingdom ("Holmes UK"), BIONAIRE INTERNATIONAL B.V., a private company with limited liability incorporated under the laws of the Netherlands ("Bionaire BV"), PATTON ELECTRIC (HONG KONG) LTD. a corporation organized under the laws of Hong Kong ("Patton"), THE HOLMES GROUP CANADA LTD. (THE SURVIVOR OF THE AMALGAMATION OF THE RIVAL COMPANY OF CANADA AND HOLMES AIR (CANADA) CORP.), a corporation organized under the laws of Canada ("Holmes Canada" and, collectively with the Company, Rival, Far East, Esteem, Raider, Holmes UK, Bionaire BV and Patton, the "Borrowers", and each individually a "Borrower"), and FLEET NATIONAL BANK and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Amended and Restated Revolving Credit and Term Loan Agreement dated as of February 5, 1999 (as amended by the First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement dated as of August, 1999, the Second Amendment to Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 30, 2000, the Forbearance Agreement and Third Amendment dated as of April 13, 2001, the Fourth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement and Limited Waiver dated as of May 7, 2001, the Fifth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement dated as of March 22, 2002 and as further amended and in effect from time to time, the "Credit Agreement") by and among the Borrowers, the Banks, FLEET NATIONAL BANK in its capacity as administrative agent for the Banks (in such capacity, the "Agent"), LEHMAN COMMERCIAL PAPER INC. in its capacity as documentation agent, FLEET NATIONAL BANK acting through its Hong Kong and London branches as fronting bank, FLEET SECURITIES, INC. as syndication agent and arranger and LEHMAN BROTHERS INC. as co-arranger. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

      WHEREAS, the Borrowers and the Banks have agreed to amend and modify certain terms and conditions of the Credit Agreement as specifically set forth in this Sixth Amendment and, in addition, the Borrowers have requested the Banks consent to certain modifications to the SilverPoint Consent (as hereinafter defined), and the Banks, subject to the terms and conditions contained herein, are willing to consent to such modifications as more fully set forth herein;

      NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended as follows:
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                                      -2-


      (a) The definition of "Maximum Initial Amount" contained in section 1.1 of the Credit Agreement is hereby amended by deleting the date "June 30, 2004" which appears in such definition and substituting in place thereof the date "January 3, 2005"; and

      (b) The definition of "Revolving Credit Loan B Maturity Date" contained in section 1.1 of the Credit Agreement is hereby amended by deleting the date "July 1, 2004" which appears in such definition and substituting in place thereof the date "January 4, 2005".

      SECTION 2. AMENDMENT TO SECTION 2 OF THE CREDIT AGREEMENT. Section 2 of the Credit Agreement is hereby amended as follows:

      (a) Section 2.1.1 of the Credit Agreement is hereby amended by deleting the date "July 1, 2004" which appears in the second sentence of Section 2.1.1 and substituting in place thereof the date "January 4, 2005"; and

      (b) Section 2.12.2.1(c) of the Credit Agreement is hereby amended by (i) deleting the date "July 1, 2004" which appears in such section and substituting in place thereof the date "January 4, 2005"; and (ii) deleting the date "June 30, 2004" which appears in such section and substituting in place thereof the date "January 3, 2005".

      SECTION 3. AMENDMENT TO SECTION 4 OF THE CREDIT AGREEMENT. Section 4.1.1 of the Credit Agreement is hereby amended by deleting the date "July 1, 2004" which appears in the second sentence of section 4.1.1 and substituting in place thereof the date "January 4, 2005".

      SECTION 4. LIMITED CONSENT. Reference is hereby made to that certain Limited Consent dated as of July 31, 2003 by and among the Borrower and certain of the Banks (the "SilverPoint Consent"). In connection with the SilverPoint Consent, the Majority Banks have consented, subject to the terms and conditions contained in such SilverPoint Consent, to the "Final Silver Point Program" (as such term is defined in the SilverPoint Consent). The Borrowers have now advised the Agent and the Banks that the Company is contemplating modifying certain terms of the Final Silver Point Program such that the Company is contemplating amending each of the KMart Agreement (as such term is defined in the SilverPoint Consent) and the Dillards/ShopKo Agreement (as such term is defined in the SilverPoint Consent) to (a) extend the termination dates under each such KMart Agreement and Dillards/ShopKo Agreement from December 31, 2003 until December 31, 2004 (and, in connection therewith, continue to sell receivables thereunder for an additional one year period subject to the dollar limits for the aggregate amount of receivables which can be owing at any one time as set forth in each of the KMart Agreement and the Dillards/ShopKo Agreement, as the case may be, as in effect on the date of the SilverPoint Consent); and (b) making additional modifications to each of the KMart Agreement and/or the Dillards/ShopKo Agreement so long as (i) such modifications are no more onerous to the Company or the rights of the Banks than those that exist in such agreements as of the date hereof; and (ii) such modifications have been approved in writing in advance by the Agent in its sole and absolute discretion. Solely to the extent that each of the KMart Agreement and the Dillards/ShopKo Agreement are amended only as set forth above (including, without limitation, an extension of the termination date to a date which is not after December 31, 2004 and with no change to the aggregate amount of receivables which can be owing at any time thereunder), and the conditions to effectiveness set forth in section 5 have been satisfied, the Majority Banks hereby consent to such modifications to the Final Silver Point Program as specifically set forth in paragraphs (a) and (b) of this section 4.

      SECTION 5. CONDITIONS TO EFFECTIVENESS. This Sixth Amendment shall become effective upon satisfaction of the following conditions:
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                                      -3-


      (a) receipt by the Agent of a counterpart of this Sixth Amendment, executed by the Borrowers, each Guarantor and the required Banks;

      (b) evidence satisfactory to the Agent that all necessary corporate or other similar action has been taken by the Company and its Subsidiaries to authorize the transaction contemplated hereby; and

      (c) receipt by the Agent of evidence that all consents and approvals necessary to complete the transactions contemplated herein have been obtained.

      SECTION 6. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in section 7 of the Credit Agreement (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Company and its Subsidiaries taken as a whole, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Borrowers hereby represents and warrants that the execution and delivery by each Borrower of this Sixth Amendment and the performance by each Borrower of all of their agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each Borrower and have been duly authorized by all necessary corporate action on the part of each Borrower.

      SECTION 7. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto or delivered thereunder, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Sixth Amendment shall be read and construed as a single agreement. All references to the Credit Agreement in the Credit Agreement or any Loan Document shall hereafter refer to the Credit Agreement as amended hereby.

      SECTION 8. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Agent, the Documentation Agent or the Banks consequent thereon.

      SECTION 9. COUNTERPARTS. This Sixth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      SECTION 10. GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

      SECTION 11. EXPENSES. The Borrowers agree to pay to the Agent (a) on demand by the Agent, an amount equal to any and all reasonable out-of-pocket costs or expenses (including reasonable legal fees and disbursements of Bingham McCutchen LLP and other counsel to the Agent, reasonable fees and expenses of in-house counsel to the Agent, consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred or sustained by the Agent and the Banks in connection with the negotiation and preparation of this Sixth Amendment and all related matters and (b) from time to time any and all reasonable out-of-pocket costs, expenses (including legal fees and disbursements, consulting, accounting, appraisal, investment banking and similar professional fees and charges) hereafter incurred or sustained by the Agent in connection with the administration of credit extended by the Agent and the Banks to the Borrowers or the preservation of or enforcement of the Agent's and the Banks' rights under the Loan Documents or in respect of the Borrowers' or any of their Subsidiaries' other obligations to the Agent and the Banks.

      SECTION 12. NO CLAIMS. Each of the Borrowers and the Guarantors hereby acknowledge and agree that (a) neither the Borrowers nor any of their Subsidiaries has any claim or cause of action against any of the Banks or the Agent (or any of their directors, officers, employees, agents or Affiliates) arising on or prior to the date hereof from any transactions under this Sixth Amendment, under the Credit Agreement or any of the other Loan Documents; (b) neither the Borrowers nor any of their Subsidiaries has offset rights, counterclaims or defenses of any kind against any of their Obligations, indebtedness or liabilities to the Agent or the Banks; and (c) each of the Banks and the Agent has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrowers and their Subsidiaries. The Agent and the Banks wish (and each Borrower and Guarantor agrees) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of the Agent and the Banks. Therefore, the Borrowers and each of their Subsidiaries unconditionally releases, waives and forever discharges (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any of the Banks and the Agent to the Borrowers and each of their Subsidiaries, except the obligations to be performed by the Banks or the Agent for the Borrowers hereafter as expressly stated in this Sixth Amendment and the other Loan Documents, and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrowers or any Subsidiary might otherwise have against any of the Banks or the Agent or any of their directors, officers, employees, agents or Affiliates with respect to the obligations performed or to be performed by the Agent or any Bank for the Borrowers as set forth in the Loan Documents, in either case (i) or (ii) above, on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof.

      SECTION 13. WAIVER OF JURY TRIAL. EACH OF THE BORROWERS AND THEIR SUBSIDIARIES HEREBY WAIVES ANY RIGHTS THAT IT MAY HAVE TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS SIXTH AMENDMENT OR ANY OF THE LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. Except as prohibited by law, each of the Borrowers and their Subsidiaries hereby waives any right that it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Borrowers and their Subsidiaries hereby (a) certifies that no representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Sixth Amendment by, among other things, the waivers and certifications herein.

      IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as a document under seal as of the date first above written.

                                        THE HOLMES GROUP, INC.


                                        By:_____________________________________
                                               Title:

                                        THE RIVAL COMPANY


                                        By:_____________________________________
                                               Title:

                                        HOLMES PRODUCTS (FAR EAST) LIMITED


                                        By:_____________________________________
                                               Title:

                                        ESTEEM INDUSTRIES LIMITED


                                        By:_____________________________________
                                               Title:

                                        RAIDER MOTOR CORPORATION


                                        By:_____________________________________
                                               Title:

                                        BIONAIRE INTERNATIONAL B.V.


                                        By:_____________________________________
                                               Title:

                                        HOLMES PRODUCTS (EUROPE) LIMITED


                                        By:_____________________________________
                                               Title:

                                        PATTON ELECTRIC (HONG KONG) LTD.


                                        By:_____________________________________
                                               Title:

                                        THE HOLMES GROUP OF CANADA LTD.


                                        By:_____________________________________
                                               Title:

                                        THE BANKS

                                        FLEET NATIONAL BANK


                                        By:_____________________________________
                                               Title:

                                        ANTARES CAPITAL CORPORATION


                                        By:_____________________________________
                                               Title:

                                        MARINER CDO 2002, LTD.


                                        By:_____________________________________
                                               Title:

                                        JPMORGANCHASE BANK, AS TRUSTEE OF THE
                                        ANTARES FUNDING TRUST CREATED UNDER THE
                                        TRUST AGREEMENT DATED AS OF NOVEMBER 30,
                                        1999

                                        By:_____________________________________
                                        Title:

                                        CITIZENS BANK OF MASSACHUSETTS


                                        By:_____________________________________
                                               Title:

                                        FIRST MASSACHUSETTS BANK


                                        By:_____________________________________
                                               Title:

                                        HELLER FINANCIAL, INC.
                                        BY:  HELLER FINANCIAL ASSET MANAGEMENT
                                             LLC
                                             AUTHORIZED AGENT


                                        By:_____________________________________
                                               Title:

                                        SHARP HILL CAPITAL LLC


                                        By:_____________________________________
                                               Title:

                                        GLENEAGLES TRADING LLC


                                        By:_____________________________________
                                               Title:

                                        HIGHLAND LEGACY LIMITED


                                        By:_____________________________________
                                               Title:

                                        LOAN FUNDING IV LLC


                                        By:_____________________________________
                                               Title:

                                        HIGHLAND LOAN FUNDING V LTD


                                        By:_____________________________________
                                               Title:

                                        PAMCO CAYMAN LTD.


                                        By:_____________________________________
                                               Title:

                                        RESTORATION FUNDING CLO, LTD


                                        By:_____________________________________
                                               Title:

                                        INDOSUEZ CAPITAL FUNDING IIA


                                        By:_____________________________________
                                               Title:

                                        ACHIMEDES FUNDING III, LTD


                                        By:_____________________________________
                                               Title:

                                        ACHIMEDES FUNDING IV (CAYMAN), LTD

                                        By:_____________________________________
                                               Title:

                                        ENDURANCE CLO I, LTD


                                        By:_____________________________________
                                               Title:

                                        NEMEAN CLO, LTD


                                        By:_____________________________________
                                               Title:

                                        ING-ORYX CLO, LTD


                                        By:_____________________________________
                                               Title:

                                        PILGRIM CLO 1999 - 1 LTD.


                                        By:_____________________________________
                                               Title:

                                        PILGRIM PRIME RATE TRUST


                                        By:_____________________________________
                                               Title:

                                        SEQUILS-ING I (HBDGM), LTD


                                        By:_____________________________________
                                               Title:

                                        SEQUILS-PILGRIM I, LTD.


                                        By:_____________________________________
                                               Title:

                                        LASALLE BANK NATIONAL ASSOCIATION


                                        By:_____________________________________
                                               Title:

                                        MAGNETITE ASSET INVESTORS LLC


                                        By:_____________________________________
                                               Title:

                                        NATIONAL CITY BANK


                                        By:_____________________________________
                                               Title:

                                        ORIX FUNDING LLC


                                        By:_____________________________________
                                               Title:

                                        STAR BANK, NATIONAL ASSOCIATION


                                        By:_____________________________________
                                               Title:

                                        TRANSAMERICA BUSINESS CAPITAL
                                        CORPORATION


                                        By:_____________________________________
                                               Title:

                                        THE TRAVELERS INSURANCE COMPANY

                                        By:_____________________________________
                                               Title:


                                        CITIGROUP INVESTMENTS CORPORATE LOAN
                                        FUND INC. F/K/A TRAVELERS CORPORATE LOAN
                                        FUND INC.

                                        BY: TRAVELERS ASSET MANAGEMENT
                                            INTERNATIONAL COMPANY LLC

                                        By:_____________________________________
                                               Title:

                            RATIFICATION OF GUARANTY

      Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Sixth Amendment as of December 19, 2003, and agrees that the Amended and Restated Guaranty dated as of February 5, 1999 from each of Holmes Manufacturing Corp., Holmes Air (Taiwan) Corp., Holmes Motor Corporation, Patton Electric Company, Inc., Patton Building Products Inc. and Rival Consumer Sales Corporation (collectively, the "Holmes Guarantors") in favor of the Agent for the benefit of the Agent and the Revolving Banks and the Guaranty dated as of May 7, 2001 from Berkshire Fund IV, Limited Partnership and Berkshire Fund V, Limited Partnership (collectively, the Berkshire Guarantors" and collectively with the Holmes Guarantors, the "Guarantors") in favor of the Agent and each of the Revolving Credit B Banks (the "Berkshire Guaranty") and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder. In addition, the Berkshire Guarantors hereby acknowledge and agree that this ratification of the Berkshire Guaranty shall also be considered, for purposes of SECTION 10 of the Berkshire Guaranty, as the Berkshire Guarantors providing the Revolving Credit B Banks with the BerksHIRe Guarantors' prior written consent to the extension of the Revolving Credit Loan B Maturity Date as provided for in this Sixth Amendment.

                                        HOLMES MANUFACTURING CORP.


                                        By:_____________________________________
                                        Title:

                                        HOLMES AIR (TAIWAN) CORP.


                                        By:_____________________________________
                                        Title:

                                        HOLMES MOTOR CORPORATION


                                        By:_____________________________________
                                        Title:

                                        RIVAL CONSUMER SALES CORPORATION


                                        By:_____________________________________
                                        Title:

                                        BERKSHIRE FUND IV, LIMITED PARTNERSHIP
                                        BY: FOURTH BERKSHIRE ASSOCIATES LLC, ITS
                                        GENERAL PARTNER

                                        By: ____________________________________
                                               Title:

                                        BERKSHIRE FUND V, LIMITED PARTNERSHIP
                                        BY: FIFTH BERKSHIRE ASSOCIATES LLC, ITS
                                        GENERAL PARTNER


                                        By: ____________________________________
                                               Title: